Offerings - Offering: 1	Oct. 07, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 4,000,009.07
Fee Rate	0.0087%
Amount of Registration Fee	$ 348.00
Offering Note	The transaction valuation is estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 12,345,707 warrants for a purchase price of $0.324 per Warrant, for a transaction valuation of $4,000,009.07. The amount assumes all Warrants will be tendered pursuant to the Offer.